                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 10, 1997

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (201) 397-3000

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/10/97                         PAYMENT DATE:  02/18/97
COLLECTION PERIOD:  01/31/97


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                                                             $2,761,961,760.20
         b.  End of Collection Period                                                                   $2,651,427,458.99
         c.  Reduction for Collection Period                                                            $  110,534,301.21

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                                                             $   46,561,645.89
         b.  End of Collection Period                                                                   $   38,655,872.97

    3.   LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect to Collection Period                                      418
         b.  Required Payoff Amounts of Liquidated Contracts                                            $    1,935,933.22
         c.  Total Reserve for Liquidation Expenses                                                     $            0.00
         d.  Total Liquidation Proceeds Received(1)                                                     $       91,303.61
         e.  Liquidation Proceeds Allocated to Owner Trust                                              $       50,780.03
         f.  Liquidation Proceeds Allocated to Depositor                                                $       40,523.58
         g.  Current Realized Losses                                                                    $    1,885,153.19

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to Collection Period                                       1,208
         b.  Required Payoff Amounts of Prepaid Contracts                                               $   12,933,330.97

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with respect to Collection Period                                  2
         b.  Required Payoff Amounts of Purchased Contracts                                             $        3,036.94


    (1) Net of any addition to reserve for liquidation expenses.







    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                    --------------------     ---------------------        ----------------------                    ---------------
                                                                                                                    % OF AGGREGATE
                          NUMBER OF                 % OF                     AGGREGATE REQUIRED                     REQUIRED PAYOFF
                          CONTRACTS               CONTRACTS                    PAYOFF AMOUNTS                           AMOUNTS
                    --------------------     ---------------------        ----------------------                    --------------
a.   Current               240,983                  94.06%                    2,552,033,843.17                          94.87%

b.   31-60 days              9,077                   3.54%                       88,009,209.36                           3.27%

c.   61-90 days              3,176                   1.24%                       26,072,487.80                           0.97%

d.   91-120 days             1,607                   0.63%                       13,104,968.41                           0.49%

e.   120+ days               1,357                   0.53%                       10,862,824.43                           0.40%

f.   Total                 256,200                 100.00%                   $2,690,083,333.17                         100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/10/97                           PAYMENT DATE:  02/18/97
COLLECTION PERIOD: 01/31/97

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

--------------------------------------------------------------------------------------------------------------------------------
                        % of                               % of                       % of                          % of
                  Aggregate Required               Aggregate Required        Aggregate Required            Aggregate Required
                  Payoff Amounts of                 Payoff Amounts of         Payoff Amounts of              Payoff Amounts of
 Collection      Contracts 31-60 Days            Contracts 61-90 Days        Contracts 91-120 Days        Contracts 120+ Days
  Periods           Past Due                          Past Due                   Past Due                         Past Due
--------------------------------------------------------------------------------------------------------------------------------
01/31/97                3.27%                           0.97%                     0.49%                           0.40%
12/31/96                4.10%                           0.96%                     0.39%                           0.20%
11/30/96                3.49%                           0.83%                     0.34%                           0.00%
10/31/96                2.90%                           0.64%                     0.01%                           0.01%








 8.     HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                      -----------------   ---------------        ---------------       ----------------
                                                          3 COLLECTION            6 COLLECTION
                                           JAN-97            PERIODS                  PERIODS             CUMULATIVE
                                         COLLECTION           ENDING                  ENDING                 SINCE
                                            PERIOD            JAN-97                  JAN-97             CUT-OFF DATE
                                      -----------------   ---------------        ---------------       ----------------
a.   Number of Liquidated Contacts              418                 990                  1,054                  1,054

b.   Number of Liquidated                     0.149%              0.353%                 0.376%                 0.376%
     Contracts as a Percentage
     of Initial Contracts

c.   Required Payoff Amounts of       $1,935,933.22       $4,938,172.41          $5,241,638.91          $5,241,638.91
     Liquidated Contracts

d.   Liquidation Proceeds Allocated     $ 50,780.03         $ 91,969.04            $ 92,468.03            $ 92,468.03
     to Owner Trust

e.   Aggregate Current Realized       $1,885,153.19       $4,846,203.37          $5,149,170.88          $5,149,170.88
     Losses

f.   Aggregate Current Realized               0.059%              0.152%                 0.162%                 0.162%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/10/97                        PAYMENT DATE:  02/18/97
COLLECTION PERIOD: 01/31/97


II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION

----------------------       --------    -------------------     -----------------     ------------------      -----------------
                                          Principal Balance       Class Factor as      Principal Balance         Class Factor as
                              Coupon     as of Feb. 18, 1997     of Feb. 18, 1997     as of Jan. 15, 1997       of Jan. 15, 1997
 Class                         Rate         Payment Date           Payment Date           Payment Date            Payment Date
----------------------       --------    -------------------     -----------------     ------------------      -----------------
a. Class A-1 Notes             5.60%     $   634,354,609.26         0.56387076         $  746,145,447.51           0.66324040

b. Class A-2 Notes             5.95%     $   695,000,000.00         1.00000000         $  695,000,000.00           1.00000000

c. Class A-3 Notes             6.11%     $   659,000,000.00         1.00000000         $  659,000,000.00           1.00000000

d. Class A-4 Notes             6.28%     $   400,220,000.00         1.00000000         $  400,220,000.00           1.00000000

e. Class B Notes               6.57%     $   178,500,000.00         1.00000000         $  178,500,000.00           1.00000000

f. Equity Certificates         6.75%     $   115,958,823.39         0.90941443         $  118,590,542.20           0.93005385

g. Total                        N.A.     $ 2,683,033,432.65         0.84233603         $2,797,455,989.71           0.87825889






    2.   MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                                                  $2,797,455,989.71

        b.  Contract Pool Principal Balance (End of Collection Period)                                  $2,651,427,458.99

        c.  Monthly Principal Amount                                                                    $  146,028,530.72

    3.   GROSS COLLECTIONS

        a.  Scheduled Payments Received                                                                 $  117,944,641.98

        b.  Liquidation Proceeds Allocated to Owner Trust                                               $       50,780.03

        c.  Required Payoff Amounts of Prepaid Contracts                                                $   12,933,330.97

        d.  Required Payoff Amounts of Purchased Contracts                                              $        3,036.94

        e.  Proceeds of Clean-up Call                                                                   $            0.00

        f.  Investment Earnings on Collection Account and Note Distribution Account                     $      355,732.06

        g.  Extension Fees Allocated to Owner Trust                                                     $       34,384.64

        h.  Total Gross Collections (sum of (a) through (g))                                            $  131,321,906.62

    4.   DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                                                     $ 131,321,906.62

        b.  Withdrawal from Cash Collateral Account                                                     $           0.00

        c.  Total Available Funds                                                                       $ 131,321,906.62


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/10/97                           PAYMENT DATE:  02/18/97
COLLECTION PERIOD: 01/31/97



5.   APPLICATION OF AVAILABLE FUNDS

    --------------------------------- -------------------------------- --------------------------------
                  ITEM                            AMOUNT                  REMAINING AVAILABLE FUNDS
    --------------------------------- -------------------------------- --------------------------------
     a.   Total Available Funds                                                 $  131,321,906.62

     b.   Servicing Fee                         $2,877,043.50                      128,444,863.12

     c.   Interest on Notes:

          i)   Class A-1 Notes                   3,482,012.09                      124,962,851.03

          ii)  Class A-2 Notes                   3,446,041.67                      121,516,809.36

          iii) Class A-3 Notes                   3,355,408.33                      118,161,401.03

          iv)  Class A-4 Notes                   2,094,484.67                      116,066,916.36

          v)   Class B Notes                       977,287.50                      115,089,628.86

     d.   Interest on Equity                       667,071.80                      114,422,557.06
          Certificates

     e.   Principal of Notes and
          Equity Certificates:

          i)   Class A-1 Notes                 111,790,838.25                        2,631,718.81

          ii)  Class A-2 Notes                           0.00                        2,631,718.81

          iii) Class A-3 Notes                           0.00                        2,631,718.81

          iv)   Class A-4 Notes                          0.00                        2,631,718.81

          v)   Class B Notes                             0.00                        2,631,718.81

          vi)  Equity Certificates               2,631,718.81                                0.00

     f.   Deposit to Cash                                0.00                                0.00
          Collateral Account
     G.   Amount to be applied in                        0.00                                0.00
          accordance with CCA
          Loan Agreement
     H.   Balance, if any, to Equity                     0.00                                0.00
          Certificates




CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/10/97                           PAYMENT DATE:  02/18/97
COLLECTION PERIOD: 01/31/97



III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION

     ---------------------------------------------------                      ---------------------------
                                                                                        FEBRUARY 1997
                            ITEM                                                        PAYMENT DATE
     ---------------------------------------------------                       ---------------------------
     a. Available Cash Collateral Amount (Beginning)                                  $ 207,040,000

     b. Deposits to Cash Collateral Account                                                    0.00

     c. Withdrawals from Cash Collateral Account                                               0.00

     d. Releases of Cash Collateral Account Surplus                                            0.00
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)                                        $ 207,040,000
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount                                              $ 207,040,000

     g. Cash Collateral Account Shortfall                                                      0.00
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                                             $ 207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                                           0.00

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                                     0.00

        3) Total                                                                               0.00

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                                      $    63,704,600

     d. Requisite Cash Collateral Amount                                            $   207,040,000


    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                                                0.00

         b. Principal Deficiency Amount                                                        0.00

         c. Principal Payable at Stated Maturity Date of                                       0.00
             Class of Notes or Equity Certificates

         d. Total Cash Collateral Account Withdrawals                                          0.00

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/10/97                           PAYMENT DATE:  02/18/97
COLLECTION PERIOD: 01/31/97




IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


-------------------      ---------------       --------------     ---------------  -------------   ----------------  --------------
   Distribution             Class A-1            Class A-2          Class A-3        Class A-4          Class B           Equity
     Amounts                   Notes               Notes               Notes           Notes              Notes        Certificates
-------------------        ---------------      -------------     ---------------   -------------    ---------------- --------------
1. Interest Due          $3,482,012.09          $3,446,041.67       $3,355,408.33    $2,094,484.67     $977,287.50       $667,071.80

2. Interest Paid         $3,482,012.09          $3,446,041.67       $3,355,408.33    $2,094,484.67     $977,287.50       $667,071.80

3. Interest Shortfall            $0.00                  $0.00               $0.00            $0.00           $0.00             $0.00
    ((1) minus (2))

4. Principal Paid      $111,790,838.25                  $0.00               $0.00            $0.00           $0.00     $2,631,718.81

5. Total Distribution  $126,753,909.79          $3,446,041.67       $3,355,408.33    $2,094,484.67     $977,287.50     $3,298,790.61
    Amount
  ((2) plus (4))

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/10/97                           PAYMENT DATE:  02/18/97
COLLECTION PERIOD: 01/31/97




V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS

----------------------------------                       ----------------------          ------------------
                                                                AS OF END                    AS OF END
                                                                OF JAN-97                    OF DEC-96
                                                               COLLECTION                    COLLECTION
ITEM                                                             PERIOD                       PERIOD
----------------------------------                       ----------------------          ------------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts                             280,634

    b. Cut-Off Date Contract Pool Principal              $3,185,229,329
       Balance

    c. Original Weighted Average Remaining                  38.6 months
        Term

    d. Weighted Average Original Term                       56.1 months


2  CURRENT CONTRACT CHARACTERISTICS

    a. Number of Contracts                                      256,200                          263,038

    b. Average Contract                                      $10,349.05                       $10,500.24
       Principal Balance

    c. Weighted Average Remaining Term                      36.0 months                      36.6 months

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/10/97                           PAYMENT DATE:  02/18/97
COLLECTION PERIOD: 01/31/97


VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment Speeds


                                  Since Issue         One Month
Period                               CPR                CPR
-----------------------------    -------------     ---------------
    0        Oct-96

    1        Nov-96                10.866%              10.866%

    2        Dec-96                 7.964%               4.967%

    3        Jan-97                 8.606%               9.878%

    4        Feb-97                 7.185%               2.789%


                              Servicer Certificate




     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on February 18, 1997.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Ramon Oliu, Jr.
 ------------------------------
By: Ramon Oliu, Jr.

Vice President and Controller

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               AT&T CAPITAL CORPORATION


                                               Ramon Oliu, Jr.
                                               ------------------------------
                                           By: Ramon Oliu, Jr.
                                               Vice President and Controller

February 18, 1997